PRUDENTIAL PREMIER RETIREMENT VARIABLE ANNUITIES v3.0
PRUDENTIAL PREMIER ADVISOR VARIABLE ANNUITIES v3.0
PRUDENTIAL PREMIER RETIREMENT VARIABLE ANNUITY v3.0

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated March 24, 2014 To
Prospectuses dated December 30, 2013 (For Annuities Issued on or After February 10, 2014)

This Supplement should be read and retained with the Prospectus for your Annuity.  This Supplement updates certain information in the Prospectus for the Prudential Premier Retirement Variable Annuity.  If you would like another copy of the current Prospectus please call us at 1-888-PRU-2888.

FOR USE IN CALIFORNIA ONLY

OPTIONAL LIVING BENEFITS WITH HIGHEST DAILY DEATH BENFITS

Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit and Spousal Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit are not available in California. All references to Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit and Spousal Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit in your prospectus should be disregarded.

HIGHEST DAILY LIFETIME INCOME v3.0 AND SPOUSAL HIGHEST DAILY LIFETIME INCOME v3.0 CHANGE OF DESIGNATED LIFE OR LIVES

In connection with Highest Daily Lifetime v3.0 and Spousal Highest Daily Lifetime Income v3.0, if the designated life or lives are changed, the Protected Withdrawal Value will be recalculated to equal the current Unadjusted Account Value on the date the change is recorded at the Service Office. This recalculation will change the Annual Income Amount available under the benefit. The Withdrawal Percentages and Roll-up Rate issued with the contract will not change; however the Withdrawal Percentage applicable to the new Designated Life's age (or the new younger Designated Life's age if a spousal benefit was elected) will be used to determine the new Annual Income Amount.